UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 16, 2021

Date of Report (Date of earliest event reported)

Trident Acquisitions Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38508	81-1996183
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Liberty Plaza, 165 Broadway St, 23rd Floor, New York, NY	10006
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 229-7549

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of common stock and one Warrant to acquire one share of common stock	TDACU	NASDAQ Capital Market
Common stock, $0.001 par value per share	TDAC	NASDAQ Capital Market
Warrants	TDACW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On April 12, 2021, the staff of the SEC issued a new Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”) (the “SEC Statement”). The SEC Statement addresses certain accounting and reporting considerations related to warrants. In the SEC Statement, the staff of the SEC expressed its view that certain terms and conditions common to SPAC warrants may require the warrants to be classified as liabilities on the SPAC’s balance sheet as opposed to equity.

As a result of the SEC Statement, on June 16, 2021, the audit committee of the board of directors (“Audit Committee”) of Trident Acquisitions Corp. (the “Company”) determined that the Company’s financial statements which were included in the Annual Report on Form 10-K for the year ended December 31, 2020, originally filed with the U.S. Securities and Exchange Commission on March 30, 2021 (the “Original 10-K”), should no longer be relied upon due to an error in such financial statements relating to the Company’s classification as equity of (1) an aggregate of 1,150,000 warrants that were issued to the Company’s sponsor in a private placement that closed concurrently with the closing of the Company’s initial public offering (“Private Warrants”) and (2) an aggregate of 1,750,000 warrants issuable upon the exercise of a unit purchase option that was issued to the underwriter in the Company’s initial public offering (the “UPO Warrants”).

Upon review of the SEC Statement, the Company reevaluated the accounting treatment of the Private Warrants and the UPO Warrants in consideration of the guidance in Accounting Standards Codification (“ASC”) 815-40, “Derivatives and Hedging – Contracts in Entity’s Own Equity”. ASC Section 815-40-15 addresses equity versus liability treatment and classification of equity-linked financial instruments, including warrants, and states that a warrant may be classified as a component of equity only if, among other things, the warrant is indexed to the issuer’s common stock. Under ASC Section 815-40-15, a warrant is not indexed to the issuer’s common stock if the terms of the warrant require an adjustment to the exercise price upon a specified event and that event is not an input to the fair value of the warrant. Based on management’s evaluation, the Company’s audit committee, in consultation with management, concluded that the Private Warrants and the UPO Warrants are not indexed to the Company’s common stock in the manner contemplated by ASC Section 815-40-15 because the holder of each instrument does not have input into the pricing of a fixed-for-fixed option on equity shares. Accordingly, the Private Warrants and the UPO Warrants are required to be classified as a liability measured at fair value at inception (on the date of issuance) and at each reporting date in accordance with ASC 820, “Fair Value Measurement”, with changes in fair value recognized in the statement of operations in the period of change.

As a result, investors, analysts and other persons should not rely upon the Company’s previously released financial statements and other financial data as of and for the year ended December 31, 2020 (the “Affected Periods”). Similarly, management’s reports on the effectiveness of internal control over financial reporting for the Affected Periods, the related press releases, Report of Independent Registered Public Accounting Firm on the financial statements for the Affected Periods, and the stockholder communications, investor presentations or other communications describing relevant portions of our financial statements for the Affected Periods that need to be restated should no longer be relied upon. The Company will, as soon as practicable, file Amendment No. 1 to its Annual Report on Form 10-K for the year ended December 31, 2020 that restates its audited financial statements as of and for the year ended December 31, 2020.

The restatement results in non-cash, non-operating financial statement corrections and will have no impact on the Company’s current or previously reported cash position, operating expenses or total operating, investing or financing cash flows. The restatement is not expected to have any effect on the Company’s previously announced business combination with Autolotto, Inc., doing business as Lottery.com.

In connection with the restatement, the Company’s management reassessed the effectiveness of its disclosure controls and procedures for the periods affected by the restatement. As a result of that reassessment, the Company’s management determined that its disclosure controls and procedures for such periods were not effective solely as a result of its classification of the Private Warrants and the UPO Warrants as components of equity instead of as derivative liabilities.

The Audit Committee and management have discussed the matters disclosed pursuant to this Item 4.02(a) with the Company’s independent registered public accounting firm.

2

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This report contains “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements regarding: the Company’s intention to restate its financial statements; the periods that are expected to be impacted by the restatement of the financial statements; the timing of filing of the reports which will include the restated financial statements; the type, extent and size of adjustments expected to be reflected in such restated financial statements; the effect of the accounting treatment of the warrants on the Company’s past and future financial statements and financial results; and the Company’s ability to complete its initial business combination with Lottery.com. Forward-looking statements may be identified by the use of words such as “expect,” “plan,” “will” and other similar expressions that predict or indicate future events or that are not statements of historical matters. These forward-looking statements are based on information available to the Company as of the date of this report, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Among the factors that could cause actual results to differ materially from those indicated in the forward-looking statements are the risk that the Company may not complete its restatements in a timely manner and the risk that the Company’s audit committee and/or independent registered public accounting firm could reach further and different conclusions concerning matters related to the financial statements. Although the Company believes that the expectations reflected in its forward-looking statements are reasonable, the Company cannot guarantee future results, events or outcomes. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless required by law.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 2021

TRIDENT ACQUISITIONS CORP.

By:	/s/ Vadim Komissarov
Name:	Vadim Komissarov
Title:	Chief Executive Officer

4